EXHIBIT 99.02

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com
Press Release

Notification of major interests in shares

Basingstoke, UK and Philadelphia, US – February 12, 2008– Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ), the global specialty biopharmaceutical company,

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights	Yes
Other (please specify):

3. Full name of person(s) subject to the notification obligation:	Legal & General Group Plc (L&G)
4. Full name of shareholder(s) (if different from 3.):	N/A
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	N/A
6. Date on which issuer notified:	11 February 2008
7. Threshold(s) that is/are crossed or reached:	Above 5% (L&G)
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
GBP Ord. 0.05		Below 5%	29,425,145	26,920,655	2,504,490	4.813	0.447

ADR Shares			8,133	21,897	2,502	0.003	0.0004

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
29,449,544	5.26

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

Legal & General Group Plc (Direct and Indirect) (Group)	(29,449,544 – 5.26% = Total Position)

Legal & General Investment Management (Holdings) Limited (LGIMH) (Direct and Indirect)	(29,449,544 – 5.26% = Total Position)

Legal & General Investment Management Limited (Indirect) (LGIM)	(29,449,544 – 5.26% = Total Position)

Legal & General Group Plc (Direct) (L&G) (26,942,552 – 4.81% = LGAS, LGPL & PMC)

Legal & General Investment Management (Holdings) Limited (Direct) (LGIMHD) (21,007,869-3.75% = PMC)	Legal & General Insurance Holdings Limited (Direct) (LGIH)

Legal & General Assurance (Pensions Management) Limited (PMC) (21,007,869-3.75% = PMC)	Legal & General Assurance Society Limited (LGAS & LGPL)

Legal & General Pensions Limited (Direct) (LGPL)

Proxy Voting:

10. Name of the proxy holder:	N/A
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:	Notification using the total voting rights figures of 559,283,198
14. Contact name:	Helen Lewis (LGIM)
15. Contact telephone number:	020 3124 3851

Contact at Shire plc: Philip Griffin-Smith, Interim Deputy Company Secretary, 01256 894754

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.